UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 15, 2013 (January 15, 2013)
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 15, 2013, Genesco Inc. issued a press release announcing comparable sales by retail segment for the entire Company for the fourth fiscal quarter-to-date period ended January 12, 2013, discussing earnings per share expectations for the fiscal year ending February 2, 2013, and announcing that management will make a webcast presentation at the 15th Annual ICR XChange Conference on Wednesday, January 16, 2013, at 10:40 a.m. Eastern Standard Time. The webcast may be accessed live through the Company's website, www.genesco.com. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d)       Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release dated January 15, 2013, issued by Genesco Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesco Inc.

By:    /s/ Roger G. Sisson
Name:    Roger G. Sisson
Title:    Senior Vice President,
Secretary and General Counsel
 Date: January 15, 2013

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated January 15, 2013